Exhibit 99.1

CONFORMED COPY

AMENDMENT NO. 1 TO CREDIT AGREEMENT

THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Agreement”), dated as of January 30, 2009, is made by and among Great Lakes Dredge & Dock Corporation (the “Borrower”), the other “Loan Parties” from time to time party to the Credit Agreement referred to and defined below (together with the Borrower, the “Loan Parties”), the financial institutions from time to time party to such Credit Agreement referred to and defined below (collectively, the “Lenders”) and Bank of America, N.A., as successor by merger to LaSalle Bank National Association, as Swing Line Lender, Sole Lead Arranger, Issuing Lender and Administrative Agent (in such capacity, the “Administrative Agent”).  Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement referred to and defined below.

W I T N E S S E T H:

WHEREAS, the Borrower, the other Loan Parties, the Lenders, the Administrative Agent and the Issuing Lender have entered into that certain Credit Agreement dated as of June 12, 2007 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), pursuant to which, among other things, the Lenders have agreed to provide, subject to the terms and conditions contained therein, certain loans and other financial accommodations to the Borrower; and

WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement in certain respects and subject to the terms and conditions of this Agreement the parties have agreed to so amend the Credit Agreement;

NOW, THEREFORE, in consideration of the foregoing premises, the terms and conditions stated herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Borrower, the other Loan Parties, the Lenders and the Administrative Agent, such parties hereby agree as follows:

1.                                       Amendments to Credit Agreement.  Subject to the satisfaction of each of the conditions set forth in Section 2 of this Agreement, the Credit Agreement is hereby amended as follows:

(a)                                  Section 6.2(a)(i) of the Credit Agreement is hereby amended to delete such section in its entirety and to replace such section with the following section:

(i)                                  (A) any Subsidiary of the Borrower may liquidate or dissolve voluntarily into the Borrower or any Subsidiary Guarantor (provided that any non-wholly owned Subsidiary may liquidate or dissolve voluntarily and its assets and properties distributed in accordance with its organizational documents and other applicable law in connection with any transaction or series of related transactions permitted under Section 6.2(g)), (B) any Subsidiary of the Borrower may consolidate with or merge into or with the Borrower or any Subsidiary Guarantor, provided, in the case of a merger involving the Borrower, the Borrower shall be the continuing Person, and in the case of a merger not involving the

Borrower, a Subsidiary Guarantor shall be the continuing Person, (C) the Borrower may consolidate with or merge with any Subsidiary Guarantor, provided, in the case of a merger, the Borrower shall be the continuing or surviving Person, (D) any Subsidiary of the Borrower may consolidate with or merge into or with any Person pursuant to a transaction or series of related transactions permitted under Section 6.2(g), (E) the assets or Capital Stock of the Borrower or any of the Borrower’s Subsidiaries may be purchased or otherwise acquired by the Borrower or any Subsidiary Guarantor, and (F) any Subsidiary that is not a Subsidiary Guarantor may liquidate or dissolve voluntarily into, or consolidate with or merge into or with, and the assets or Capital Stock of such Subsidiary may be purchased or otherwise acquired by, any other Subsidiary of the Borrower that is not a Subsidiary Guarantor;

(b)                                 Section 7.1(j)(ii) of the Credit Agreement is hereby amended to delete such section in its entirety and to replace such section with the following section:

(ii)                              except as otherwise permitted under Sections 6.2(a)(i) and 6.2(g), the failure of the Borrower (A) to own (directly or indirectly), free and clear of all Liens or other encumbrances (other than any Lien or encumbrance created by the Loan Documents), 100% of the outstanding shares of each class of Capital Stock of any Subsidiary Guarantor  (other than NASDI, Yankee or any other Subsidiary Guarantor that becomes a Subsidiary of the Borrower after the Closing Date) on a fully diluted basis, or, (B) to own (directly or indirectly), free and clear of all Liens or other encumbrances (other than any Lien or encumbrance created by the Loan Documents), at least the same percentage (on a fully diluted basis) of the outstanding equity capital or at least the same percentage (on a fully diluted basis) of the outstanding Voting Stock of NASDI, Yankee or any other Subsidiary Guarantor that becomes a Subsidiary of the Borrower after the Closing Date, in any such case, which was owned (directly or indirectly) by the Borrower (on a fully diluted basis) on the date Yankee or such other Subsidiary Guarantor, as the case may be, became a Subsidiary of the Borrower, or, with respect to NASDI, on the date of consummation of the NASDI Restructuring, or (C) to have the power (directly or indirectly) to elect at least a majority of the board of directors, board of managers or similar body with respect to any Subsidiary Guarantor; or

(c)                                  Schedule I of the Credit Agreement is hereby amended as follows:

(i)             The definition of “EBITDA” is hereby amended to delete such definition in its entirety and to replace such definition with the following definition:

“EBITDA” means, with respect to any period, as determined in accordance with GAAP, the sum of the amounts for such period of Net Income, (a) plus, without duplication and to the extent reflected as a

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charge in the consolidated statement of such Net Income for such period: (i) depreciation, depletion and amortization expense, (ii) federal, state, local and foreign income taxes, (iii) Interest Expense, (iv) transaction fees and expenses incurred in connection with the Transactions to the extent not capitalized and to the extent not exceeding in the aggregate $3,000,000, (v) non-cash charges and losses (excluding any such non-cash charges or losses to the extent (x) there were cash charges with respect to such charges and losses in past accounting periods or (y) there is a reasonable expectation that there will be cash charges with respect to such charges and losses in future accounting periods), (vi) any amounts included in the calculation of Net Income for amortization or non-cash charges for the write-off or impairment of goodwill, intangibles or other purchase accounting adjustments related to the accounting for the Transactions or other acquisitions under GAAP (including Financial Accounting Standards No. 141 and 142), (vii) fees and expenses incurred in connection with the Bonding Agreement and the Equipment Financing Debt, (viii) Net Income attributable to the minority equity interest that is not owned, directly or indirectly, by the Borrower in NASDI, Yankee or any other non-wholly owned Subsidiary to the extent the Net Income in respect of such minority equity interest is received by the Borrower and (ix) transaction fees and expenses incurred in connection with the acquisition of the vessels Ohio and Terrapin Island to the extent not capitalized, and (b) minus, without duplication and to the extent reflected as a gain or otherwise included in the calculation of such Net Income for such period, (i) non-cash gains (excluding any such noncash gains to the extent (x) there were cash gains with respect to such gains in past accounting periods or (y) there is a reasonable expectation that there will be cash gains with respect to such gains in future accounting periods) and (ii) Net Income attributable to the minority equity interest that is not owned, directly or indirectly, by the Borrower in NASDI, Yankee or any other non-wholly owned Subsidiary to the extent the Net Income in respect of such minority equity interest is distributed to the holder or holders of such minority equity interest and (c) plus, without duplication, cash dividends received by the Borrower or any Subsidiary from Amboy Aggregates, a New Jersey joint venture, and any other equity joint ventures.

(ii)          The definition of “Net Cash Proceeds” is hereby amended to delete such definition in its entirety and to replace such definition with the following definition:

“Net Cash Proceeds” means the gross cash proceeds received by the Borrower and its Subsidiaries in connection with the consummation of any of the transactions of the type resulting in a mandatory prepayment under clause (b) of Section 2.8.1, in any such case, net of all fees, expenses, charges, taxes, commissions and costs incurred by the Borrower or any of its Subsidiaries in connection with the consummation of such transactions; provided, however, that Net Cash Proceeds shall exclude

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any cash proceeds received by the Borrower or any of its Subsidiaries from the sale of any assets or equity interests (including, without limitation, by way of merger, consolidation, reorganization or similar transaction) of NASDI, NASDI Holdings or any other non-wholly owned Subsidiary to the extent that (a) the Borrower or such Subsidiary is required to (i) distribute such proceeds as an equity distribution to the holders of NASDI’s or such other Subsidiary’s equity interests other than the Borrower or any of its Subsidiaries (including, without limitation, distributions of available cash flow and liquidating distributions) pursuant to NASDI’s or such other Subsidiary’s organizational documents or (ii) pay such proceeds to Christopher Berardi (or his heirs, executor or assigns) as a bonus pursuant to his employment agreement as then in effect and (b) the aggregate amount so excluded does not exceed 35% of the gross amount of such cash proceeds (including the amount of cash subsequently received in respect of any non-cash proceeds) received by the Borrower and its Subsidiaries from such sale or similar transaction.

(iii)       The following definition of “Yankee” is hereby added in the appropriate alphabetical location:

“Yankee” means Yankee Environmental Services, LLC, a Delaware limited liability company.

2.                                       Effectiveness of this Agreement; Conditions Precedent.  The provisions of Section 1 of this Agreement shall be deemed to have become effective as of the date first written above (the “Effective Date”), but such effectiveness shall be expressly conditioned upon the Administrative Agent’s receipt of each of the following, in each case in form, substance and scope reasonably acceptable to the Administrative Agent:

(a)                                  executed counterparts of this Agreement executed by Authorized Officers of the Borrower and the other Loan Parties, and by the Majority Lenders; and

(b)                                 payment in full from the Borrower, in immediately available funds, of an amendment fee payable to each Lender which is not a Defaulting Lender  executing and delivering a counterpart signature page to this Agreement on or before 5:00 (Chicago, Illinois time) on Thursday, January 29, 2009 (collectively, the “Consenting Lenders”) in an amount equal to 0.025% of the sum of such Lender’s Revolving Commitment (the “Amendment Fee”).

3.                                       Representations, Warranties and Covenants.

(a)                                  The Borrower and each other Loan Party hereby represents and warrants that this Agreement and the Credit Agreement as amended hereby (collectively, the “Amendment Documents”) constitute legal, valid and binding obligations of the Borrower and the other Loan Parties enforceable against the Borrower and the other Loan Parties in accordance with their terms.

(b)                                 The Borrower and each other Loan Party hereby represents and warrants that  its execution and delivery of this Amendment, and the performance of the Amendment Documents,

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have been duly authorized by all proper corporate or limited liability company action, do not violate any provision of its organizational documents, will not violate any law, regulation, court order or writ applicable to it, and will not require the approval or consent of any governmental agency, or of any other third party under the terms of any contract or agreement to which it or any of its Affiliates is bound (which has not been previously obtained), including without limitation, the Note Indenture and the Bonding Agreement.

(c)                                  The Borrower and each other Loan Party hereby represents and warrants that, both before and after giving effect to the provisions of this Agreement, (i) no Default or Event of Default has occurred and is continuing or will have occurred and be continuing and (ii) all of the representations and warranties of the Borrower and each other Loan Party contained in the Credit Agreement and in each other Loan Document (other than representations and warranties which, in accordance with their express terms, are made only as of an earlier specified date) are, and will be, true and correct as of the date of its execution and delivery hereof or thereof in all material respects as though made on and as of such date.

(d)                                 The Borrower hereby agrees to pay the Amendment Fee to the Administrative Agent for the benefit of the Consenting Lenders, upon the Borrower’s execution and delivery hereof.

4.                                       Reaffirmation, Ratification and Acknowledgment.  The Borrower and each other Loan Party hereby (a) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, and each grant of security interests and liens in favor of the Administrative Agent, under each Loan Document to which it is a party, (b) agrees and acknowledges that such ratification and reaffirmation is not a condition to the continued effectiveness of such Loan Documents and (c) agrees that neither such ratification and reaffirmation, nor the Administrative Agent’s, or any Lender’s solicitation of such ratification and reaffirmation, constitutes a course of dealing giving rise to any obligation or condition requiring a similar or any other ratification or reaffirmation from the Borrower or such other Loan Parties with respect to any subsequent modifications to the Credit Agreement or the other Loan Documents.  As modified hereby, the Credit Agreement is in all respects ratified and confirmed, and the Credit Agreement as modified by this Agreement shall be read, taken and so construed as one and the same instrument.  Each of the Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.  Neither the execution, delivery nor effectiveness of this Agreement shall operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, or of any Default or Event of Default (whether or not known to the Administrative Agent or the Lenders), under any of the Loan Documents.  This Agreement shall constitute Loan Documents for purposes of the Credit Agreement.

5.                                       Governing Law.   THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS CONFLICTS OF LAW PRINCIPLES (OTHER THAN THE PROVISIONS OF 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

6.                                       Administrative Agent’s Expenses.   The Borrower hereby agrees to promptly reimburse the Administrative Agent for all of the reasonable out-of-pocket expenses,

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including, without limitation, attorneys’ and paralegals’ fees, it has heretofore or hereafter incurred or incurs in connection with the preparation, negotiation and execution of this Agreement and the other documents, agreements and instruments contemplated hereby.

7.                                       Counterparts.  This Agreement may be executed in counterparts, each of which shall be an original and all of which together shall constitute one and the same agreement among the parties.

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IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.

GREAT LAKES DREDGE & DOCK CORPORATION

By:	/s/ Deborah A. Wensel
Name:	Deborah A. Wensel
Title:	Senior Vice President, Chief Financial Officer and Treasurer

GREAT LAKES CARIBBEAN DREDGING, INC.

By:	/s/ Deborah A. Wensel
Name:	Deborah A. Wensel
Title:	Senior Vice President, Chief Financial Officer and Treasurer

GREAT LAKES DREDGE & DOCK COMPANY, LLC

By:	/s/ Deborah A. Wensel
Name:	Deborah A. Wensel
Title:	Senior Vice President, Chief Financial Officer and Treasurer

DAWSON MARINE SERVICES COMPANY

By:	/s/ Deborah A. Wensel
Name:	Deborah A. Wensel
Title:	Senior Vice President, Chief Financial Officer and Treasurer

Signature Page to

Amendment No. 1 to Credit Agreement

NASDI HOLDINGS CORPORATION

By:	/s/ Deborah A. Wensel
Name:	Deborah A. Wensel
Title:	Senior Vice President, Chief Financial Officer and Treasurer

NASDI, LLC

By:	/s/ Deborah A. Wensel
Name:	Deborah A. Wensel
Title:	Vice President and Treasurer

FIFTY-THREE DREDGING CORPORATION

By:	/s/ Paul E. Dinquel
Name:	Paul E. Dinquel
Title:	Vice President

Signature Page to

Amendment No. 1 to Credit Agreement

BANK OF AMERICA, N.A., as successor by merger to LaSalle Bank National Association, as Administrative Agent

By:	/s/ Roberto Salazar
Name:	Roberto Salazar
Title:	Assistant Vice President

Signature Page to

Amendment No. 1 to Credit Agreement

BANK OF AMERICA, N.A., as a Lender, Swing Line Lender and Issuing Lender

By:	/s/ Jonathan M. Phillips
Name:	Jonathan M. Phillips
Title:	Senior Vice President

Signature Page to

Amendment No. 1 to Credit Agreement

GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender and as Syndication Agent

By:
Name:
Title:

Signature Page to

Amendment No. 1 to Credit Agreement

FIFTH THIRD BANK, as a Lender and as Co-Documentation Agent

By:	/s/ Neil G. Mesch
Name:	Neil G. Mesch
Title:	Vice President

Signature Page to

Amendment No. 1 to Credit Agreement

NATIONAL CITY BANK, as a Lender and as Co-Documentation Agent

By:	/s/ Derek R. Cook
Name:	Derek R. Cook
Title:	Senior Vice President

Signature Page to

Amendment No. 1 to Credit Agreement

RBS CITIZENS, N.A., as successor by merger to Charter One Bank, as a Lender and as Co-Documentation Agent

By:	/s/ M. James Barry, III
Name:	M. James Barry, III
Title:	Vice President

Signature Page to

Amendment No. 1 to Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Ralph M. Goldsmith
Name:	Ralph M. Goldsmith
Title:	Senior Vice President

Signature Page to

Amendment No. 1 to Credit Agreement

MB FINANCIAL BANK, as a Lender

By:	/s/ Henry Wessel
Name:	Henry Wessel
Title:	Vice President

Signature Page to

Amendment No. 1 to Credit Agreement

LEHMAN COMMERCIAL PAPER INC., as a Lender

By:	/s/ Frank P. Turner
Name:	Frank P. Turner
Title:	Vice President

Signature Page to

Amendment No. 1 to Credit Agreement